Exhibit (h)(14)(v)

AMENDMENT NO. 4

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 4, effective as of December 19, 2023 (“Amendment No. 4”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (“EQ Trusts”) and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (“SPDR Trusts”).

WHEREAS, the EQ Trusts and the SPDR Trusts desire to update the Agreement to add the EQ/Core Plus Bond Portfolio as an Acquiring Fund;

WHEREAS, the EQ Trusts and the SPDR Trusts desire to update the Agreement to change the name of the 1290 Retirement 2060 Fund to 1290 Avantis U.S. Large Cap Growth Fund, effective November 29, 2023;

NOW THEREFORE, the EQ Trusts and the SPDR Trusts agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Schedule B. Effective February 28, 2024, Schedule B to the Agreement, which sets forth the Acquired Funds, is hereby replaced in its entirety by Schedule B attached hereto.

Notwithstanding anything to the contrary in the Agreement, until February 28, 2024, any Acquiring Fund that was not listed on the Schedule A in effect immediately prior to this Amendment No. 4 is prohibited from making an initial acquisition of shares of any Acquired Fund in excess of the Section 12(d)(1)(A)(i) limits of the 1940 Act.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 4 as of the date first above set forth.

EQ Advisors Trust 1290 Funds	SPDR Series Trust SPDR Index Shares Funds SSGA Active Trust

By: /s/ Kenneth Kozlowski Name: Kenneth Kozlowski Title: Senior Vice President and Chief Investment Officer	By: /s/ Ann M. Carpenter Name: Ann M Carpenter Title: President

SCHEDULE A

AMENDMENT NO. 4

FUND OF FUNDS INVESTMENT AGREEMENT

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Core Plus Bond Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Avantis U.S. Large Cap Growth Fund

 (formerly, 1290 Retirement 2060 Fund)

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

Schedule B – List of Acquired Funds

SPDR Equity	Ticker	Trust

SPDR MSCI ACWI ex-US ETF	CWI	SPDR Index Shares Funds

SPDR Dow Jones Global Real Estate ETF	RWO	SPDR Index Shares Funds

SPDR S&P International Dividend ETF	DWX	SPDR Index Shares Funds

SPDR S&P Global Natural Resources ETF	GNR	SPDR Index Shares Funds

SPDR S&P Global Infrastructure ETF	GII	SPDR Index Shares Funds

SPDR Portfolio Developed World ex-US ETF	SPDW	SPDR Index Shares Funds

SPDR Portfolio Emerging Markets ETF	SPEM	SPDR Index Shares Funds

SPDR S&P Emerging Asia Pacific ETF	GMF	SPDR Index Shares Funds

SPDR S&P China ETF	GXC	SPDR Index Shares Funds

SPDR S&P International Small Cap ETF	GWX	SPDR Index Shares Funds

SPDR S&P Emerging Markets Small Cap ETF	EWX	SPDR Index Shares Funds

SPDR S&P Emerging Markets Dividend ETF	EDIV	SPDR Index Shares Funds

SPDR Dow Jones International Real Estate ETF	RWX	SPDR Index Shares Funds

SPDR S&P North American Natural Resources ETF	NANR	SPDR Index Shares Funds

SPDR S&P Global Dividend ETF	WDIV	SPDR Index Shares Funds

SPDR Portfolio MSCI Global Stock Market ETF	SPGM	SPDR Index Shares Funds

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	EFAX	SPDR Index Shares Funds

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	EEMX	SPDR Index Shares Funds

SPDR MSCI EAFE StrategicFactors ETF	QEFA	SPDR Index Shares Funds

SPDR MSCI Emerging Markets StrategicFactors ETF	QEMM	SPDR Index Shares Funds

SPDR MSCI World StrategicFactors ETF	QWLD	SPDR Index Shares Funds

SPDR MSCI ACWI Low Carbon Target ETF	LOWC	SPDR Index Shares Funds

SPDR Portfolio Europe ETF	SPEU	SPDR Index Shares Funds

SPDR EURO STOXX 50 ETF	FEZ	SPDR Index Shares Funds

SPDR S&P 1500 Value Tilt ETF	VLU	SPDR Series Trust

SPDR S&P 1500 Momentum Tilt ETF	MMTM	SPDR Series Trust

SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV	SPDR Series Trust

SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV	SPDR Series Trust

SPDR Portfolio S&P 600 Small Cap ETF	SPSM	SPDR Series Trust

SPDR Portfolio S&P 500 High Dividend ETF	SPYD	SPDR Series Trust

SPDR NYSE Technology ETF	XNTK	SPDR Series Trust

SPDR S&P 600 Small Cap Growth ETF	SLYG	SPDR Series Trust

SPDR Portfolio S&P 500 Growth ETF	SPYG	SPDR Series Trust

SPDR Portfolio S&P 500 Value ETF	SPYV	SPDR Series Trust

SPDR Dow Jones REIT ETF	RWR	SPDR Series Trust

SPDR Global Dow ETF	DGT	SPDR Series Trust

SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPTM	SPDR Series Trust

SPDR S&P Homebuilders ETF	XHB	SPDR Series Trust

SPDR S&P 600 Small Cap Value ETF	SLYV	SPDR Series Trust

SPDR S&P Semiconductor ETF	XSD	SPDR Series Trust

SPDR ICE Preferred Securities ETF	PSK	SPDR Series Trust

SPDR S&P Aerospace & Defense ETF	XAR	SPDR Series Trust

SPDR S&P Health Care Equipment ETF	XHE	SPDR Series Trust

SPDR S&P Health Care Services ETF	XHS	SPDR Series Trust

SPDR S&P Biotech ETF	XBI	SPDR Series Trust

SPDR S&P Software & Services ETF	XSW	SPDR Series Trust

SPDR S&P Oil & Gas Equipment & Services ETF	XES	SPDR Series Trust

SPDR S&P Oil & Gas Exploration & Production ETF	XOP	SPDR Series Trust

SPDR S&P Pharmaceuticals ETF	XPH	SPDR Series Trust

SPDR S&P Retail ETF	XRT	SPDR Series Trust

SPDR S&P Transportation ETF	XTN	SPDR Series Trust

SPDR S&P Regional Banking ETF	KRE	SPDR Series Trust

SPDR S&P Telecom ETF	XTL	SPDR Series Trust

SPDR Portfolio S&P 500 ETF	SPLG	SPDR Series Trust

SPDR Portfolio S&P 400 Mid Cap ETF	SPMD	SPDR Series Trust

SPDR S&P 400 Mid Cap Value ETF	MDYV	SPDR Series Trust

SPDR S&P 400 Mid Cap Growth ETF	MDYG	SPDR Series Trust

SPDR S&P Bank ETF	KBE	SPDR Series Trust

SPDR S&P Insurance ETF	KIE	SPDR Series Trust

SPDR S&P Capital Markets ETF	KCE	SPDR Series Trust

SPDR S&P Dividend ETF	SDY	SPDR Series Trust

SPDR S&P Metals & Mining ETF	XME	SPDR Series Trust

SPDR Russell 1000 Yield Focus ETF	ONEY	SPDR Series Trust

SPDR Russell 1000 Momentum Focus ETF	ONEO	SPDR Series Trust

SPDR Russell 1000 Low Volatility Focus ETF	ONEV	SPDR Series Trust

SPDR SSGA Gender Diversity Index ETF	SHE	SPDR Series Trust

SPDR FactSet Innovative Technology ETF	XITK	SPDR Series Trust

SPDR S&P Kensho Intelligent Structures ETF	SIMS	SPDR Series Trust

SPDR S&P Kensho Future Security ETF	FITE	SPDR Series Trust

SPDR S&P Kensho Smart Mobility ETF	HAIL	SPDR Series Trust

SPDR S&P Kensho New Economies Composite ETF	KOMP	SPDR Series Trust

SPDR S&P Kensho Final Frontiers ETF	ROKT	SPDR Series Trust

SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPYX	SPDR Series Trust

SPDR S&P Kensho Clean Power ETF	CNRG	SPDR Series Trust

SPDR MSCI USA StrategicFactors ETF	QUS	SPDR Series Trust

SPDR S&P 500 ESG ETF	EFIV	SPDR Series Trust

SPDR S&P SmallCap 600 ESG ETF	ESIX	SPDR Series Trust

SPDR MSCI USA Climate Paris Aligned ETF	NZUS	SPDR Series Trust

SPDR Portfolio S&P Sector Neutral Dividend ETF	SPDG	SPDR Series Trust

SPDR Fixed Income	Ticker	Trust

SPDR SSGA Ultra Short Term Bond ETF	ULST	SPDR Series Trust

SPDR Portfolio Intermediate Term Treasury ETF	SPTI	SPDR Series Trust

SPDR Portfolio Long Term Treasury ETF	SPTL	SPDR Series Trust

SPDR Portfolio TIPS ETF	SPIP	SPDR Series Trust

SPDR Bloomberg Barclays High Yield Bond ETF	JNK	SPDR Series Trust

SPDR Bloomberg Barclays International Treasury Bond ETF	BWX	SPDR Series Trust

SPDR FTSE International Government Inflation-Protected Bond ETF	WIP	SPDR Series Trust

SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	EBND	SPDR Series Trust

SPDR Portfolio Mortgage Backed Bond ETF	SPMB	SPDR Series Trust

SPDR Portfolio Intermediate Term Corporate Bond ETF	SPIB	SPDR Series Trust

SPDR Portfolio Long Term Corporate Bond ETF	SPLB	SPDR Series Trust

SPDR Bloomberg Barclays Convertible Securities ETF	CWB	SPDR Series Trust

SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	SPDR Series Trust

SPDR Portfolio Short Term Corporate Bond ETF	SPSB	SPDR Series Trust

SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	SPDR Series Trust

SPDR Portfolio Corporate Bond ETF	SPBO	SPDR Series Trust

SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	FLRN	SPDR Series Trust

SPDR Portfolio Aggregate Bond ETF	SPAB	SPDR Series Trust

SPDR Portfolio Short Term Treasury ETF	SPTS	SPDR Series Trust

SPDR Bloomberg Barclays Short Term High Yield Bond ETF	SJNK	SPDR Series Trust

SPDR Bloomberg Barclays 1-10 Year TIPS ETF	TIPX	SPDR Series Trust

SPDR Portfolio High Yield Bond ETF	SPHY	SPDR Series Trust

SPDR Barclays 1-3 Month T-Bill ETF	BIL	SPDR Series Trust

SPDR Bloomberg Barclays 3-12 Month T-Bill ETF	BILS	SPDR Series Trust

SPDR Bloomberg Barclays Emerging Markets USD Bond ETF	EMHC	SPDR Series Trust

SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	LQIG	SPDR Series Trust

SPDR Sub-Advised	Ticker	Trust

SPDR Blackstone Senior Loan ETF	SRLN	SSGA Active Trust

SPDR DoubleLine Total Return Tactical ETF	TOTL	SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF	EMTL	SSGA Active Trust

SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	SHM	SPDR Series Trust

SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	TFI	SPDR Series Trust

SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	HYMB	SPDR Series Trust

SPDR Nuveen Municipal Bond ETF	MBND	SPDR Series Trust

SPDR Nuveen Municipal Bond ESG ETF	MBNE	SSGA Active Trust